PROXY                                                               COMMON STOCK

                           VECTRA BANKING CORPORATION
                    1650 South Colorado Boulevard, Suite 320
                             Denver, Colorado 80222

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VECTRA BANKING CORPORATION FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 29, 1997.

  The undersigned hereby constitutes and appoints Gary S. Judd and Ray L. Nash or either of them, with full power of substitution, attorneys and proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Vectra Banking Corporation ("Vectra") which the undersigned would be entitled to vote if personally present at Vectra's Special Meeting of Shareholders to be held in the lobby of the headquarters of Vectra, 1650 South Colorado Boulevard, Denver, Colorado, on December 29, 1997 at 8:00 a.m., local time, and at any postponement or adjournment thereof, in the following manner:

  1. APPROVAL OF THE MERGER
                   [_] FOR      [_] AGAINST      [_] ABSTAIN

  Other Matters. The proxies are authorized to vote upon such other business as may properly come before the Special Meeting, or at any postponement or adjournment thereof.

 THE BOARD OF DIRECTORS OF VECTRA RECOMMENDS THAT YOU VOTE FOR APPROVAL OF ITEM
                                       1.

                          (continued on reverse side)



  WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ABOVE. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

  Please date and sign exactly as your name or names appear hereon. If more than one owner exists, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

                                       Dated: ___________________, 1997


                                       --------------------------------
                                                  Signature

                                       --------------------------------

                                                  Signature


                                       --------------------------------
                                                Type or Print

   PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD USING THE
                               ENCLOSED ENVELOPE

PROXY                                                            PREFERRED STOCK

                           VECTRA BANKING CORPORATION
                    1650 South Colorado Boulevard, Suite 320
                             Denver, Colorado 80222

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VECTRA BANKING CORPORATION FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 29, 1997.

  The undersigned hereby constitutes and appoints Gary S. Judd and Ray L. Nash or either of them, with full power of substitution, attorneys and proxies of the undersigned, to represent the undersigned and vote all shares of the preferred stock of Vectra Banking Corporation ("Vectra") which the undersigned would be entitled to vote if personally present at Vectra's Special Meeting of Shareholders to be held in the lobby of the headquarters of Vectra, 1650 South Colorado Boulevard, Denver, Colorado, on December 29, 1997 at 8:00 a.m., local time, and at any postponement or adjournment thereof, in the following manner:

  1. APPROVAL OF THE MERGER:

                  [_] FOR        [_] AGAINST        [_] ABSTAIN

  Other Matters. The proxies are authorized to vote upon such other business as may properly come before the Special Meeting, or at any postponement or adjournment thereof.

 THE BOARD OF DIRECTORS OF VECTRA RECOMMENDS THAT YOU VOTE FOR APPROVAL OF ITEM
                                       1.

                          (continued on reverse side)



  WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ABOVE. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

  Please date and sign exactly as your name or names appear hereon. If more than one owner exists, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

                                       Dated: ___________________, 1997


                                       --------------------------------
                                                  Signature

                                       --------------------------------
                                                  Signature

                                       --------------------------------
                                                Type or Print

   PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD USING THE
                               ENCLOSED ENVELOPE